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                                EXHIBIT 10(b)(2)

                       GENTEX CORPORATION GRANT AGREEMENT

Date: _____________________

NAME:    ________________________

ADDRESS: ________________________
         ________________________

Dear _____________________:

Pursuant to the terms and conditions of the Company's Qualified Stock Option Plan (the "Plan"), you have been granted an Incentive Stock Option to purchase ___________ shares (the "Option") of stock as outlined below.

Granted to: _________________________

SS #        _________________________

   Grant Date:             _______________

   Options Granted:        _______________

   Option Price Per Share: $______________   Total Cost to Exercise: $________

   Expiration Date:

   Vesting Schedule:       5 Year Vesting
                           ______ on _________
                           ______ on _________

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agreed to conform to all of the terms and conditions of the Option and the Plan.

Please return one signed copy of this agreement to Victoria Morris.

Signature: _______________________________      Date: ______________________
           (Name)

NOTE: If there are any discrepancies in the name or address shown above, please make the appropriate corrections this form.

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      1. OPTION PLAN. All of the defined terms contained in this Agreement shall have the same meaning as is set forth in the Gentex Corporation Qualified Stock Option Plan (as amended and restated effective February 26, 2004), and this Option Agreement is subject to the terms and provisions of that Plan, as amended from time to time. If any inconsistency exists between the provisions of this Agreement and the Plan, the Plan shall govern.

      2. OPTION GRANT. Effective as of the Grant Date, the Optionee has been granted an option to purchase that Number of Shares of the Company's common stock at the Exercise Price for a period ending on the Expiration Date, all as shown on the cover page hereof. Qualified options are intended to carry the favorable income tax consequences for incentive stock options as defined by
Section 422 of the Internal Revenue Code, and non-qualified portions, if any, shown on the cover page are recognized not to be eligible for such favorable tax treatment.

      3. EXERCISE. Options may not be exercised for fewer than the Minimum Shares per transaction specified on the cover page, and options shall become exercisable only in accordance with the Vesting Schedule specified on the cover page. No vesting shall occur after the date of termination of employment with the Company. Options shall be exercised by written notice to the Company stating the number of shares to be purchased, signed by the person exercising the option, and accompanied by payment of the full purchase price of the shares in cash, in shares of the Company's common stock, by the surrender of option rights granted under the Plan, or by any combination of cash, stock, or options rights as provided in the Plan. Promptly after exercise, the Company shall issue a stock certificate representing that number of shares to which the option was exercised.

      4. OPTIONEE'S AGREEMENT. In consideration of the grating of the option, the Optionee agrees to continue to serve as an employee of the Company for a period of not less than twelve (12) months from the Grant Date; provided, however, that noting contained in this Agreement shall be interpreted so as to impose on the Company any obligation to retain the Optionee in its employ for any period.

      5. NON-TRANSFERABILITY. This Agreement and the option it represents shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or his or her guardian or legal representative. Without limiting the generality of the foregoing, except as expressly provided above, this option shall not be transferred, assigned, pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, levy, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of this option contrary to the terms hereof, and any execution, levy attachment or similar process upon the option, shall be null and void and without effect.

      6. TERMINATION OF SERVICE AS EMPLOYEE. In the event the Optionee shall cease to be employed by the Company for any reason other than on account of his or her death or disability, this option shall terminate ninety (90) days after termination of employment in the case of retirement with the consent of the Company and as of the date of such cessation of employment in all other cases.

      7. DEATH OR DISABILITY OF OPTIONEE. In the event of the Optionee's death or disability while in the employ of the Company, the Optionee, or the Optionee's personal representative or legatee, as the case may be, may exercise the vested portion (as of the date of termination of employment) of this option for a period of twelve (12) months after the death or the date of disability. For purposes of this Agreement, the date of disability shall be the date of the injury which caused the disability. In no event, however, shall this option be exercised after the Expiration Date.

      8. ADJUSTMENTS. In the event of any change in the number of outstanding shares of the Company's common stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, or exchange of shares, without the receipt of consideration by the Company, then the number of shares subject to this option, and the option price shall be appropriately adjusted as provided in the Plan.

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      9. HOSTILE TAKEOVER. In the event of a hostile change in control of the
Company, the option provided for in this Agreement shall become immediately exercisable in full, provided the Optionee is employed by the Company at such time. As used herein, "hostile change of control" shall mean: (i) the acquisition or accumulation of twenty percent (20%) or more of the Company's outstanding shares of common stock by any person, entity, or group pursuant to a published offer to the Company's shareholders, or any merger or consolidation with any other corporation, where the transaction in question was not either initiated by the Company, or certified as "friendly" in a resolution by the Company's Board of Directors passed by the affirmative vote of at least eighty percent (80%) of all directors; or (ii) the election of a director or directors not endorsed by the Company's Board of Directors.

      The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

      10. RIGHTS AS A SHAREHOLDER. Neither the Optionee nor a transferee of this option shall have any rights as a shareholder with respect to any shares covered hereby until the date he or she shall have become the holder of record of such shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in paragraph 8 above.

      11. MODIFICATIONS, EXTENSION, AND RENEWAL. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify or renew this option, or accept its surrender and authorize the granting of a new option in substitution; provided, however, that no modification shall alter or impair any rights or obligations hereunder without the consent of the Optionee.

      12. POSTPONEMENT OF DELIVERY OF SHARES AND REPRESENTATIONS. The Company, in its discretion, may postpone the issuance and/or delivery of shares upon any exercise of an option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule, or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including a representation that it is the Optionee's intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules, and regulations. In such event no shares shall be issued to such holder unless and until the Company is satisfied with the accuracy of any such representations.

      13. POST-EMPLOYMENT COMPETITION. In the event Optionee engages in any activity competitive to any business of the Company that is being actively conducted or planned at the time of termination of Optionee's employment with the Company, prior to the expiration of four (4) years after such termination of employment, either directly or indirectly, as a proprietor, partner, employee, officer, director, consultant, or holder of any equity interest in any competitive corporation or limited liability company (excluding less than five percent (5%) interest in any publicly traded entity), then Optionee shall forfeit all economic benefits derived by the Optionee with respect to all stock options granted to Optionee that were either outstanding and unexercised as of, or granted after a date that is four (4) years prior to the date the competitive activity commenced. Forfeiture of economic benefits shall mean the cancellation of all unexercised options and the payment to the Company of an amount equal to the difference between the exercise price and the market value on the date of exercise for all exercised options. The provisions of this Section 13 shall have no further force or effect in the event of a hostile change in control as specified in Section 9 above. By accepting this option grant, Optionee agrees that the provisions of this Section 13 shall apply to all options granted to Optionee prior to the date hereof under any option plan sponsored by the Company, including the Company's Employee Stock Purchase Plan.

                                                                    ___ INITIALS

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